Exhibit 10.22

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”), dated as of June 13, 2005, among EMPIRE RESORTS, INC., a Delaware corporation (“Borrower”), the GUARANTORS listed on the signature page hereof, the lenders listed on the signature page hereof (each a “Bank” and collectively, the “Banks”) and BANK OF SCOTLAND, as agent for the Banks (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Agent and the Banks are parties to that certain Loan Agreement dated as of January 11, 2005 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

NOW, THEREFORE, it is agreed:

1.           Definitions.  Unless otherwise defined, capitalized terms used herein and defined in the Agreement are used herein as therein defined.  All references to Sections in this Amendment shall be deemed to be references to Sections in the Agreement unless otherwise provided.

2.           Effect of Amendment. On and after the Amendment Effective Date (as hereinafter defined) all references to the “Agreement” or “Loan Agreement” in the Agreement (including all Exhibits thereto), the Notes and the other Loan Documents, and all other instruments and documents executed in connection therewith, shall be a reference to the Agreement as amended by prior amendments and by this Amendment.

3.           Description of Changes in Terms.  (a)  Section 2.2(a) of the Agreement is amended by deleting the last sentence thereof and substituting, in lieu thereof, the following:

The aggregate outstanding amount of Interest Advances at any one time shall not exceed $800,000.

(b)  Section 2.4(c) of the Agreement is amended by deleting the last proviso thereof and substituting, in lieu thereof, the following:

provided, further, that the Borrower, the Banks and the Agent intend that the Borrower shall use LOC Cash Collateral Advances, to the extent available pursuant to the terms hereof, to make a deposit into a cash collateral account to serve as security for the reimbursement of any letter of credit posted by the Borrower.

(d)  Section 6A.3 of the Agreement is amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

6A.3.  Non-Interest Advances.  After giving effect to the making of such Loan, (a) the aggregate outstanding principal amount of Interest Advances shall not exceed $800,000, and (b) the aggregate outstanding principal amount of Loans used to make a deposit in the Reserve Account shall not exceed $400,000 and (c) the aggregate outstanding principal amount of Loans other than Interest Advances and other than Loans used to make a deposit in the Reserve Account shall not exceed $8,800,000.

(e) Section 10.7(b) of the Agreement is amended by deleting the third sentence thereof and substituting, in lieu thereof, the following:

The proceeds of LOC Cash Collateral Advances shall be used to make a deposit into a cash collateral account to serve as security for the reimbursement of any letter of credit posted by the Borrower.

5.           Limited Nature of Amendments and Waivers. The foregoing amendments and waivers are limited as provided herein and do not extend to any other provisions of the Agreement not specified herein nor to any other matter.  Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

6.           Effectiveness.  This Amendment shall become effective as of June 13, 2005 (the “Amendment Effective Date”) upon the due execution and delivery of this Amendment by each of the parties hereto.

7.           Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8.            Jurisdiction.  EACH OF THE GUARANTORS AND THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY BANK MAY ELECT and, by execution and delivery hereof, accepts and consents for itself and in respect to its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts.

9.           Headings.  The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

10.           Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement.  Telecopied signatures shall be of the same force and effect as an original of a manually signed copy.

11.           Representations.  By the signature of its authorized officer below, each of the Guarantors and the Borrower represents and warrants that as of the Amendment Effective Date and the date of this Agreement, (i) all representations and warranties of such Guarantor or the Borrower, as the case may be, contained in the Agreement or in the other

Loan Documents or otherwise made by such Guarantor or the Borrower in connection with any of the foregoing are true and correct in all material respects as though made on and as of such date, (ii) it has no defenses against the obligations to pay any amounts under the Agreement and the other Loan Documents, and (iii) no Default has occurred and is continuing.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective duly authorized officers.

BANK OF SCOTLAND individually and as Agent

By:	/s/ Amena Nabi
	Name:	Amena Nabi
	Title:	Assistant Vice President

EMPIRE RESORTS, INC.

By:	/s/ David P. Hanlon
	Name:	David P. Hanlon
	Title:	President

ALPHA MONTICELLO, INC.

By:	/s/ David P. Hanlon
	Name:	David P. Hanlon
	Title:	President

ALPHA CASINO MANAGEMENT INC.

By:	/s/ David P. Hanlon
	Name:	David P. Hanlon
	Title:	President

MOHAWK MANAGEMENT, LLC

By:	/s/ David P. Hanlon
	Name:	David P. Hanlon
	Title:	Manager

MONTICELLO CASINO MANAGEMENT, LLC

By:	/s/ David P. Hanlon
	Name:	David P. Hanlon
	Title:	Manager

MONTICELLO RACEWAY DEVELOPMENT COMPANY, LLC

By:	/s/ David P. Hanlon
	Name:	David P. Hanlon
	Title:	Manager

MONTICELLO RACEWAY MANAGEMENT, INC.

By:	/s/ David P. Hanlon
	Name:	David P. Hanlon
	Title:	President